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                                                                      EXHIBIT 21

                    SUBSIDIARIES OF PARK NATIONAL CORPORATION

                  Name of Subsidiary                                    Jurisdiction of Incorporation or Formation
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
The Park National Bank ("PNB")                             United States (federally-chartered national banking association)

Park Investments, Inc. (NOTE: is a wholly-owned            Delaware
subsidiary of PNB)

Scope Leasing, Inc. (NOTE: is a wholly-owned subsidiary    Ohio
of PNB)

Park Leasing Company (NOTE: is a wholly-owned              Ohio
subsidiary of PNB)

Park Insurance Group, Inc. (NOTE: is a wholly-owned        Ohio
subsidiary of PNB)

Park Title Agency, LLC. (NOTE: PNB holds 80% of voting     Ohio
membership interest)

The Richland Trust Company ("Richland")                    Ohio

Richland Investments, Inc. (NOTE: is a wholly-owned        Delaware
subsidiary of Richland)

Century National Bank ("Century")                          United States (federally-chartered banking association)

MFS Investments, Inc. (NOTE: is a wholly-owned             Delaware
subsidiary of Century)

MCT Development Corporation (NOTE: is a wholly-owned       Ohio
subsidiary of Century) *

Zane-Fed Services, Incorporated (NOTE: is a                Ohio
wholly-owned subsidiary of Century) *

The First-Knox National Bank of Mount Vernon ("FKNB")      United States (federally-chartered banking association)

Guardian Financial Services Company                        Ohio

United Bank, N.A.                                          United States (federally-chartered banking association)

Second National Bank                                       United States (federally-chartered banking association)

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*     Inactive

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
                  Name of Subsidiary                                Jurisdiction of Incorporation or Formation
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
The Security National Bank and Trust Co. ("Security        United States (federally-chartered banking association)
National")

The Citizens National Bank of Urbana                       United States (federally-chartered banking association)

Park Capital Investments, Inc. ("Park Capital")            Delaware

Park National Capital LLC (NOTE: members are Park          Delaware
Capital and PNB)

Security National Capital LLC (NOTE: members are Park      Delaware
Capital and Security National)

First-Knox National Capital LLC (NOTE: members are Park    Delaware
Capital and FKNB)

Century National Capital LLC (NOTE: members are Park       Delaware
Capital and Century)

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